Exhibit 24.2

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mark Pearson, Anders Malmström and Dave S. Hattem, and each of them, his or her true and lawful attorney-in-fact and agent, acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form S-1 (No. 333-221521) of AXA Equitable Holdings, Inc., including post-effective amendments and registration statements filed pursuant to Rule 462(b) and otherwise, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as such person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By:	/s/ Karima Silvent
Name:	Karima Silvent
Date:	20 April 2018

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mark Pearson, Anders Malmström and Dave S. Hattem, and each of them, his or her true and lawful attorney-in-fact and agent, acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form S-1 (No. 333-221521) of AXA Equitable Holdings, Inc., including post-effective amendments and registration statements filed pursuant to Rule 462(b) and otherwise, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as such person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By:	/s/ Bertrand Poupart-Lafarge
Name:	Bertrand Poupart-Lafarge
Date:	20/04/2018

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mark Pearson, Anders Malmström and Dave S. Hattem, and each of them, his or her true and lawful attorney-in-fact and agent, acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form S-1 (No. 333-221521) of AXA Equitable Holdings, Inc., including post-effective amendments and registration statements filed pursuant to Rule 462(b) and otherwise, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as such person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By:	/s/ Daniel G. Kaye
Name:	Daniel G. Kaye
Date:	April 20, 2018

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mark Pearson, Anders Malmström and Dave S. Hattem, and each of them, his or her true and lawful attorney-in-fact and agent, acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form S-1 (No. 333-221521) of AXA Equitable Holdings, Inc., including post-effective amendments and registration statements filed pursuant to Rule 462(b) and otherwise, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as such person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By:	/s/ Ramon de Oliveira
Name:	Ramon de Oliveira
Date:	April 20, 2018

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mark Pearson, Anders Malmström and Dave S. Hattem, and each of them, his or her true and lawful attorney-in-fact and agent, acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form S-1 (No. 333-221521) of AXA Equitable Holdings, Inc., including post-effective amendments and registration statements filed pursuant to Rule 462(b) and otherwise, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as such person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By:	/s/ Charles Stonehill
Name:	Charles Stonehill
Date:	April 20, 2018